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                             EXCELSIOR FUNDS, INC.

                       INTERNATIONAL, EMERGING AMERICAS,
                      PACIFIC/ASIA AND PAN EUROPEAN FUNDS

                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 1996

  Effective November 1, 1996, the sub-advisory arrangements between U.S. Trust Company of New York ("U.S. Trust") and: (i) Foreign and Colonial Asset Management with respect to the International and Pan European Funds; and (ii) Foreign & Colonial Emerging Markets Ltd. with respect to the Emerging Americas and Pacific/Asia Funds have been terminated. U.S. Trust will continue to serve as investment adviser to, and will manage, the International, Emerging Americas, Pacific/Asia and Pan European Funds pursuant to the investment advisory agreements currently in effect for such Funds.

  The section entitled "Management of the Funds--Investment Adviser and Sub-Advisers" has been amended as follows:

  1. The third, fourth, fifth and sixth paragraphs and the third and fourth sentences in the seventh paragraph have been deleted.

  2. The following paragraphs have been added after the second paragraph:

     "The International, Pan European and Emerging Americas Funds' portfolio manager, Rosemary Sagar, is the person primarily responsible for the day-to-day management of the Funds' investment portfolios. Ms. Sagar is the Managing Director of U.S. Trust's Global Investment Division. Prior to joining U.S. Trust, Ms. Sagar was Senior Vice President for international equity investments for General Electric Investments Corp. in Stamford, CT from 1990 to 1996. Ms. Sagar has been the Funds' portfolio manager since November 1996.

     The Pacific/Asia Fund's portfolio manager, Wendy Agnew, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Agnew is Senior Vice President in the Global Investment Division where she heads the Pacific/Asia investment team. From 1988 to 1996, Ms. Agnew was Senior Vice President for international equity investments at General Electric Investments Corp. in Stamford, CT. Ms. Agnew has been the Fund's portfolio manager since November 1996.

     The date of this Supplement is November 1, 1996.